UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Repor t

Legg Mason

Esemplia

Emerging Markets

Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Esemplia Emerging Markets Equity Fund

Fund objective

The Fund seeks to provide long-term capital growth.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Esemplia Emerging Markets Equity Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason Esemplia Emerging Markets Equity Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended October 31, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. In contrast, economic growth in developing countries remained robust. This dynamic had a number of implications for the financial markets and the performance of emerging market equities.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will

IV	Legg Mason Esemplia Emerging Markets Equity Fund

Investment commentary (cont’d)

expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

During most of the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In contrast to moderating growth in the U.S., the economic expansions in many emerging market countries continued during the reporting period. As a result, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an attempt to ward off inflation.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during five of the first six months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. All told, the Index returned 16.52% over the twelve months ended October 31, 2010.

The international developed equity market also posted a positive return but lagged its U.S. counterpart during the twelve months ended October 31, 2010. This relative underperformance was the result of a number of factors, including concerns regarding the debt crisis in Greece and fears that it could spread to other European countries. In addition, more subdued economic growth and the strengthening U.S. dollar negatively impacted the international developed equity market. All told, the international developed equity market, as measured by the MSCI EAFE Indexv, returned 8.36% during the reporting period.

Emerging market equities generated strong returns during the reporting period. While the asset class experienced sharp sell-offs in January and May 2010 amid increased investor risk aversion, these proved to be only temporary setbacks. In total, emerging market equities, as measured by the MSCI Emerging Markets Indexvi, posted positive returns during eight of the twelve months covered by this report. These solid results were largely due to continued strong economic growth in developing countries and generally robust investor demand. During the twelve months ended October 31, 2010, the MSCI Emerging Markets Index returned 23.56%.

Legg Mason Esemplia Emerging Markets Equity Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital growth. Normally, the Fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, and other securities whose values are based on such equity securities. To avoid over-concentration in any one area, generally, the Fund invests in a number of different countries and across a range of industries. Additionally, there are no limitations on the market capitalizations of the companies in which the Fund may invest.

In order to help achieve the Fund’s investment objective, we apply a systematic, disciplined and repeatable investment process, supported by in-depth proprietary research. We seek to identify companies in emerging market nations that we believe are experiencing, or are expected to experience, better-than-average growth in earnings and are trading at attractive or reasonable valuation levels.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The twelve-month reporting period followed a relatively strong period of performance for emerging markets. The emerging market asset class experienced a rather dramatic recovery, with the MSCI Emerging Markets Indexi (the “Index”) gaining 62.90% for the six months from April 1, 2009 to September 30, 2009. The Index finished the 2009 calendar year with a return of 78.51% (making it one of the highest periods of return since records began). For the one-year period ended October 31, 2010, emerging markets outperformed their developed market counterparts, with the Index and the MSCI World Indexii returning 23.56% and 12.74%, respectively.

Calendar year-to-date to October 31, 2010, emerging market performance has been driven mainly by smaller markets with strong domestic demand stories, such as ASEANiii, Turkey and the Andean countries, all of which outperformed the Index by close to 20% or more. Of the relatively larger markets, only India and South Africa managed to outperform the Index. Following their recent performance, smaller markets have re-rated substantially relative to the rest of the asset class; however, with the exception of Colombia, we see no material evidence of asset price bubbles in any of these markets.

Strong and sustained foreign portfolio inflows have played a significant role in the strong performance of the smaller markets within the asset class and, therefore, they have become even more susceptible to changes in global risk appetite and liquidity conditions than they were at the beginning of 2010. At present, however, the risk of sudden corrections, we believe, remains muted, as global liquidity conditions appear poised to remain accommodative for the foreseeable future.

During year-to-date 2010, we have witnessed investors taking a generally cautious and almost risk reduction mindset in the asset class despite stronger fundamentals and continued support for growth across emerging market economies. We believe this has been caused by external (non-emerging market) factors such as: the deteriorating debt dynamics in Europe; fears of default in some of the peripheral European countries, namely Greece and Ireland; and viability of the euro project in its current form. Investors’ concerns with these “external” shocks have led to both heavy market losses globally and heightened volatility levels. However, despite these issues and the corresponding investor sentiment, emerging markets outperformed their developed market counterparts over the period.

During the first calendar quarter of 2010, we saw emerging economies enjoying the strong tailwinds of global restocking and the reacceleration of global demand, while their domestic demand backgrounds reasserted themselves, leading to strong consumption and investment growth across most developing countries.

During the second quarter of 2010, emerging markets recorded their biggest decline since the fourth quarter of 2008, as markets fell following weak economic data from the U.S. and continued concerns over the sovereign debt situation in peripheral Europe coupled with strains in the European financial system. It was clear, in our minds at least, that the global economy was at somewhat of an inflection point. Going into the second half of 2010, global growth decelerated from the rapid rates observed during the last few quarters, as the effects of restocking and fiscal policy support faded out and growth converged to trend levels; we believe this slow down in global growth will continue into 2011. Within emerging markets, policymakers’ focus has shifted to managing rapid economic growth and preventing inflation from taking root and avoiding the formation of asset bubbles on the back of loose monetary conditions. In that sense, we saw the largest emerging market economies, China, India and Brazil, initiate their monetary tightening cycles.

2	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Fund overview (cont’d)

Global economic activity decelerated markedly in the third quarter of 2010, as the post-crisis rebound ended and economies worldwide began to trend toward more sustainable rates of growth. Once again, emerging markets’ healthier fundamentals have reasserted themselves and we believe the region as a whole looks poised to continue outpacing developed market economic growth by a large margin on a sustainable basis. Emerging market countries continue to respond to the risk of overheating and rising inflation by tightening policy, while policy-makers in developed markets continue to address sluggish growth and deflation fears by maintaining or increasing high liquidity positions.

These diverging growth and policy paths have already led to massive portfolio flows from the latter into the former, which have translated into strong appreciating pressures on emerging market currencies and rising sterilization costs for central banks.

Q. How did we respond to these changing market conditions?

A. We had expected to see positive effects from global restocking and the return of global demand during the first half of 2010 and, as such, continued to hold overweight positions in the cyclical sectors – Consumer Discretionary, Energy, Materials and Information Technology (“IT”) – funded with underweight positions in Industrials and the most defensive sectors – Consumer Staples, Utilities and Health Care. Given the rally we have seen calendar year-to-date, our biggest current underweight is Consumer Staples as we believe the sector is overvalued. Our largest overweight positions are in the IT and Telecommunication Services sectors, primarily driven by bottom-up stock ideas.

We remain committed to our investment philosophy and process in terms of seeking to invest in high-quality names with strong valuation support and attractive long-term cash flows, while looking to take profits as stocks reach fair value.

Performance review

For the twelve months ended October 31, 2010, Class A shares of Legg Mason Esemplia Emerging Markets Equity Fund, excluding sales charges, returned 22.84%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index, returned

23.56% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned 25.81% for the same period.

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Esemplia Emerging Markets Equity Fund:
Class A	9.30%	22.84%
Class B	8.76%	21.78%
Class C	8.86%	21.86%
Class I	9.53%	23.45%
MSCI Emerging Markets Index	9.96%	23.56%
Lipper Emerging Markets Funds Category Average[1]	10.75%	25.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 2.12%, 4.11%, 3.57% and 1.62%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.35% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 403 funds for the six-month period and among the 386 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	3

Q. What were the leading contributors to performance?

A. The leading contributors to performance over the period came primarily from stock selection. China was a positive market in terms of performance, with our positions in China Yurun Food Group Ltd. and Yanzhou Coal Mining Co., Ltd. (Class H Shares) contributing to relative outperformance, while our underweight position in PetroChina Co. Ltd. was also a positive contributor to performance. Two of our largest overweight positions in the portfolio were key contributors to performance. Pacific Rubiales Energy Corp., a Colombian petroleum exploration and production company in the business of heavy crude oil and natural gas, and HTC Corp., the Taiwanese smartphone manufacturer – both produced triple-digit returns over the period. From a sector perspective, our key positions in Financials (primarily Commercial Banks such as Bank of India, Indian Bank and Industrial and Commercial Bank of China Ltd. (Class H shares)) were additive to results. Within the IT sector, our overweight position in Tata Consultancy Services Ltd. and Media Tek benefited from the rebound in global demand.

Q. What were the leading detractors from performance?

A. The leading detractors from performance over the period can be characterized within a few key markets and sectors, coupled with a few stock/company specific factors. Korea was a negative market for us in terms of performance, driven primarily by our underweight positions in some of the automakers (Hyundai Motor Co. and Kia Motors Corp.) that have performed well on the back of renewed demand. Our key position within Korea was POSCO ADS, which underperformed the Index off the back of concerns of competition from China. Chile was another market in which we were underweight over the period, which cost us as the market strongly outperformed the Index.

From a sector perspective, Materials was the largest detractor from performance over the period. Our preference for some of the steel / bulk names in favor of gold detracted from performance, coupled with our underweight position within the Chemicals sub-sector, which performed strongly over the period. We believe that the run on gold is driven more by sentiment and concerns over inflation rather than fundamentals and are, therefore, comfortable with our position.

Finally, our stock selection in Consumer Discretionary (such as underweight automakers as mentioned previously) and also our overweight position in Household Durables names (Rodobens Negocios Imobiliaros SA and PIK Group) underperformed the Index.

Thank you for your investment in Legg Mason Esemplia Emerging Markets Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Aquico Wen

Portfolio Manager

Legg Mason International Equities Limited

November 16, 2010

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Diversification does not assure against market loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Vale SA, ADR (4.5%), Samsung Electronics Co., Ltd. (3.4%), Shinhan Financial Group Co., Ltd. (3.2%), Itau Unibanco Banco Multiplo SA, ADR (3.1%), Gazprom OAO, ADR (3.0%), China Construction Bank, Class H Shares (2.8%), America Movil SAB de CV, Series L Shares, ADR (2.7%), CNOOC Ltd. (2.6%), Bank of India (2.6%) and Industrial & Commercial Bank of China Ltd., Class H shares (2.6%). Please refer to pages 7 through 10 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Financials (28.9%), Materials (14.5%), Information Technology (13.6%), Energy (12.7%) and Telecommunication Services (8.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii	ASEAN = Association of Southeast Asian Nations.

4	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment Breakdown (%) As a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.30%	$1,000.00	$1,093.00	1.82%	$9.60	Class A	5.00%	$1,000.00	$1,016.03	1.82%	$9.25
Class B	8.76	1,000.00	1,087.60	2.75	14.47	Class B	5.00	1,000.00	1,011.34	2.75	13.94
Class C	8.86	1,000.00	1,088.60	2.75	14.48	Class C	5.00	1,000.00	1,011.34	2.75	13.94
Class I	9.53	1,000.00	1,095.30	1.35	7.13	Class I	5.00	1,000.00	1,018.40	1.35	6.87

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/10	22.84%	21.78%	21.86%	23.45%
Five Years Ended 10/31/10	13.15	12.11	12.14	14.08
Inception* through 10/31/10	13.90	11.38	11.39	14.74

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/10	15.81%	16.78%	20.86%	23.45%
Five Years Ended 10/31/10	11.82	11.98	12.14	14.08
Inception* through 10/31/10	12.74	11.38	11.39	14.74

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 1/5/05 through 10/31/10)	113.30%
Class B (Inception date of 8/11/05 through 10/31/10)	75.56
Class C (Inception date of 9/7/05 through 10/31/10)	74.21
Class I (Inception date of 1/3/05 through 10/31/10)	122.73

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Esemplia Emerging Markets Equity Fund vs. MSCI Emerging Markets Index† — January 5, 2005 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year after purchase payment until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are January 5, 2005, August 11, 2005, September 7, 2005 and January 3, 2005, respectively.

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on January 5, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	7

Schedule of investments

October 31, 2010

Legg Mason Esemplia Emerging Markets Equity Fund

Security	Shares	Value
Common Stocks — 97.9%
Consumer Discretionary — 6.5%
Hotels, Restaurants & Leisure — 1.9%
Genting Berhad	313,600	$1,052,220
Household Durables — 3.1%
Cyrela Brazil Realty SA	57,900	800,241
Gafisa SA, ADR	55,100	925,129
Urbi, Desarrollos Urbanos SAB de CV	4,490	9,531	*
Total Household Durables		1,734,901
Textiles, Apparel & Luxury Goods — 1.5%
Delta Dunia Makmur Tbk PT	6,688,000	800,689	*
Total Consumer Discretionary		3,587,810
Consumer Staples — 6.4%
Food Products — 6.4%
BRF — Brasil Foods SA	79,700	1,156,852
China Yurun Food Group Ltd.	329,000	1,273,343
Want Want China Holdings Ltd.	1,202,000	1,108,763
Total Consumer Staples		3,538,958
Energy — 12.7%
Oil, Gas & Consumable Fuels — 12.7%
Cairn India Ltd.	57,537	417,427	*
CNOOC Ltd.	703,000	1,452,935
Gazprom OAO, ADR	75,947	1,664,758	(a)
JSW Energy Ltd.	311,832	837,050
Pacific Rubiales Energy Corp.	32,784	1,045,012	*
Rosneft Oil Co., GDR	99,248	691,759	(b)*
Yanzhou Coal Mining Co., Ltd., Class H Shares	312,000	897,610
Total Energy		7,006,551
Financials — 26.5%
Commercial Banks — 19.7%
ABSA Group Ltd.	48,319	938,030
Agricultural Bank of China, Class H Shares	1,982,000	1,045,816	*
Banco do Brasil SA	51,200	996,718
Bank of India	131,533	1,438,943
China Construction Bank, Class H Shares	1,641,000	1,564,520
Industrial & Commercial Bank of China Ltd., Class H shares	1,755,000	1,412,830
Itau Unibanco Banco Multiplo SA, ADR	69,353	1,703,310
Shinhan Financial Group Co., Ltd.	44,956	1,739,910
Total Commercial Banks		10,840,077
Insurance — 5.4%
AIA Group Ltd.	179,000	533,450	*
Korea Life Insurance Co. Ltd.	194,110	1,343,805
Powszechny Zaklad Ubezpieczen SA	8,217	1,090,026
Total Insurance		2,967,281
Real Estate Management & Development — 1.4%
Evergrande Real Estate Group Ltd.	1,831,000	777,164
Total Financials		14,584,522

See Notes to Financial Statements.

8	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Esemplia Emerging Markets Equity Fund

Security	Shares	Value
Health Care — 1.7%
Pharmaceuticals — 1.7%
Dr. Reddy’s Laboratories Ltd.	24,474	$914,504
Industrials — 6.6%
Airlines — 1.7%
Tam SA, ADR	36,977	912,223
Construction & Engineering — 3.9%
Aveng Ltd.	117,597	738,653
China Railway Group Ltd., Class H Shares	786,000	633,768
GS Engineering & Construction Corp.	9,119	773,930
Total Construction & Engineering		2,146,351
Industrial Conglomerates — 1.0%
Shanghai Industrial Holdings Ltd.	124,000	572,708
Total Industrials		3,631,282
Information Technology — 13.6%
Computers & Peripherals — 5.1%
Acer Inc.	406,996	1,181,586
Asustek Computer Inc.	97,700	792,856
Pegatron Corp.	617,000	835,186	*
Total Computers & Peripherals		2,809,628
Electronic Equipment, Instruments & Components — 3.8%
AU Optronics Corp., ADR	88,300	885,649	*
Hon Hai Precision Industry Co., Ltd.	319,280	1,209,493
Total Electronic Equipment, Instruments & Components		2,095,142
IT Services — 1.3%
Tata Consultancy Services Ltd.	29,217	690,554
Semiconductors & Semiconductor Equipment — 3.4%
Samsung Electronics Co., Ltd.	2,855	1,890,224
Total Information Technology		7,485,548
Materials — 13.8%
Metals & Mining — 12.4%
Gerdau SA, ADR	51,900	676,776
Grupo Mexico SA de CV, Series B Shares	242,000	797,063
Impala Platinum Holdings Ltd.	28,902	816,930
Mechel OAO, ADR	20,265	477,241
Mining & Metallurgical Co. Norilsk Nickel, ADR	40,795	760,827
Sterlite Industries India Ltd.	220,111	835,852
Vale SA, ADR	86,400	2,482,272
Total Metals & Mining		6,846,961
Paper & Forest Products — 1.4%
Fibria Celulose SA, ADR	43,200	775,872	*
Total Materials		7,622,833
Telecommunication Services — 8.2%
Diversified Telecommunication Services — 2.0%
PT XL Axiata Tbk	1,690,500	1,087,595	*
Wireless Telecommunication Services — 6.2%
America Movil SAB de CV, Series L Shares, ADR	26,100	1,494,486
MTN Group Ltd.	62,838	1,130,277

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	9

Legg Mason Esemplia Emerging Markets Equity Fund

Security			Shares	Value
Wireless Telecommunication Services — continued
NII Holdings Inc.			19,813	$828,381	*
Total Wireless Telecommunication Services				3,453,144
Total Telecommunication Services				4,540,739
Utilities — 1.9%
Electric Utilities — 1.9%
CPFL Energia SA			45,200	1,060,418
Total Common Stocks (Cost — $41,808,910)				53,973,165

		Maturity Date	Face Amount
Equity-Linked Notes — 2.4%
JPMorgan International Derivatives Ltd. (Cairn India Ltd.)		1/11/11	$46,443	333,925	(c)
JPMorgan Structure Products BV (Housing Development & Infrastructure Ltd.)		7/29/14	173,456	960,947	(c)
Total Equity-Linked Notes (Cost — $1,204,586)				1,294,872

			Shares
Preferred Stocks — 0.7%
Materials — 0.7%
Metals & Mining — 0.7%
Mechel OAO, ADR (Cost — $377,176)			48,457	381,841
Total Investments before Short-Term Investments (Cost — $43,390,672)				55,649,878

	Rate		Face Amount
Short-Term Investments — 0.3%
Repurchase Agreements — 0.3%
Interest in $79,929,000 joint tri-party repurchase agreement dated 10/29/10 with Barclays Capital Inc.; Proceeds at maturity — $179,003; (Fully collateralized by U.S. government obligations, 1.375% due 1/15/13; Market value — $182,580) (Cost — $179,000)	0.220%	11/1/10	$179,000	179,000
Total Investments — 101.3% (cost — $43,569,672#)				55,828,878
Liabilities in Excess of Other Assets — (1.3)%				(720,218)
Total Net Assets — 100.0%				$55,108,660

*	Non-income producing security.

(a)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Equity-linked security whereby the coupon, dividend and or redemption amount is linked to the price of an underlying equity security.
#	Aggregate cost for federal income tax purposes is $44,383,316.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

10	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Esemplia Emerging Markets Equity Fund

Summary of Investments by Country†
Brazil	20.6%
South Korea	10.3
China	9.9
India	9.2
Taiwan	8.8
Russia	7.1
South Africa	6.5
Hong Kong	4.6
Mexico	4.1
Indonesia	3.4
Cayman Islands	3.4
Bermuda	2.3
Poland	1.9
Malaysia	1.9
Canada	1.9
Netherlands	1.7
United States	1.5
Jersey	0.6
Short-term investments	0.3
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2010 and are subject to change.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	11

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $43,569,672)	$55,828,878
Foreign currency, at value (Cost — $247,356)	251,379
Receivable for Fund shares sold	168,757
Dividends and interest receivable	53,667
Receivable for securities sold	5,370
Prepaid expenses	22,946
Total Assets	56,330,997

Liabilities:
Payable for securities purchased	431,512
Payable for Fund shares repurchased	362,724
Deferred foreign capital gains tax	162,339
Due to custodian	109,636
Investment management fee payable	36,386
Distribution fees payable	14,152
Trustees’ fees payable	503
Accrued expenses	105,085
Total Liabilities	1,222,337
Total Net Assets	$55,108,660

Net Assets:
Par value (Note 7)	$28
Paid-in capital in excess of par value	51,754,808
Accumulated net investment loss	(59,990)
Accumulated net realized loss on investments and foreign currency transactions	(8,687,288)
Net unrealized appreciation on investments and foreign currencies	12,101,102
Total Net Assets	$55,108,660

Shares Outstanding:
Class A	2,420,377
Class B	152,284
Class C	135,113
Class I	153,222

Net Asset Value:
Class A (and redemption price)	$19.63
Class B*	$15.77
Class C*	$15.61
Class I (and redemption price)	$20.11
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.83

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Dividends	$1,022,731
Interest	1,190
Less: Foreign taxes withheld	(101,092)
Total Investment Income	922,829

Expenses:
Investment management fee (Note 2)	418,089
Distribution fees (Notes 2 and 5)	145,036
Custody fees	89,301
Legal fees	86,965
Transfer agent fees (Note 5)	74,587
Registration fees	56,596
Audit and tax	53,106
Shareholder reports	23,626
Trustees’ fees	4,381
Insurance	1,509
Miscellaneous expenses	2,713
Total Expenses	955,909
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(23,446)
Net Expenses	932,463
Net Investment Loss	(9,634)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	5,873,871
Foreign currency transactions	(134,566)
Net Realized Gain	5,739,305
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,370,480
Foreign currencies	2,168
Change in Net Unrealized Appreciation (Depreciation)	4,372,648
Net Gain on Investments and Foreign Currency Transactions	10,111,953
Increase in Net Assets From Operations	$10,102,319

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	13

Statements of changes in net assets

For the Years Ended October 31,	2010	2009

Operations:
Net investment income (loss)	$(9,634)	$81,512
Net realized gain (loss)	5,739,305	(11,177,720)
Change in net unrealized appreciation (depreciation)	4,372,648	26,345,888
Increase in Net Assets From Operations	10,102,319	15,249,680

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	—	(544,725)
Decrease in Net Assets From Distributions to Shareholders	—	(544,725)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	23,092,257	27,745,580
Reinvestment of distributions	—	542,893
Cost of shares repurchased	(16,642,776)	(41,324,088)
Increase (Decrease) in Net Assets From Fund Share Transactions	6,449,481	(13,035,615)
Increase in Net Assets	16,551,800	1,669,340

Net Assets:
Beginning of year	38,556,860	36,887,520
End of year*	$55,108,660	$38,556,860
* Includes accumulated net investment loss and overdistributed net investment income, respectively, of:	$(59,990)	$(61,365)

See Notes to Financial Statements.

14	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$15.98	$9.96	$25.71	$17.00	$13.11

Income (loss) from operations:
Net investment income	0.00 [2]	0.03	0.14	0.10	0.05
Net realized and unrealized gain (loss)	3.65	6.14	(13.65)	9.67	4.41
Total income (loss) from operations	3.65	6.17	(13.51)	9.77	4.46

Less distributions from:
Net investment income	—	(0.15)	(0.04)	(0.03)	(0.03)
Net realized gains	—	—	(2.20)	(1.03)	(0.54)
Total distributions	—	(0.15)	(2.24)	(1.06)	(0.57)

Net asset value, end of year	$19.63	$15.98	$9.96	$25.71	$17.00
Total return[3]	22.84%	63.01%	(57.27)%	60.47%	35.09%

Net assets, end of year (000s)	$47,517	$34,356	$35,031	$57,167	$25,590

Ratios to average net assets:
Gross expenses	1.85%	2.12%	1.59%	1.76%[4]	2.10%
Net expenses[5]	1.85	2.00 [6]	1.55 [6]	1.75 [4,6]	2.00 [6]
Net investment income	0.02	0.25	0.74	0.53	0.31

Portfolio turnover rate	88%	138%	75%	70%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 2.00% through December 31, 2012. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.95	$8.08	$21.48	$14.48	$11.30

Income (loss) from operations:
Net investment loss	(0.13)	(0.05)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	2.95	4.98	(11.13)	8.11	3.76
Total income (loss) from operations	2.82	4.93	(11.20)	8.03	3.72

Less distributions from:
Net investment income	—	(0.06)	—	—	—
Net realized gains	—	—	(2.20)	(1.03)	(0.54)
Total distributions	—	(0.06)	(2.20)	(1.03)	(0.54)

Net asset value, end of year	$15.77	$12.95	$8.08	$21.48	$14.48
Total return[2]	21.78%	61.60%	(57.74)%	58.83%	34.08%

Net assets, end of year (000s)	$2,402	$1,867	$1,018	$1,711	$168

Ratios to average net assets:
Gross expenses	3.28%	3.99%	3.30%	4.44%[3]	7.97%
Net expenses[4,5]	2.75	2.75	2.75	2.75 [3]	2.75
Net investment loss	(0.91)	(0.50)	(0.43)	(0.46)	(0.31)

Portfolio turnover rate	88%	138%	75%	70%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.43% and 2.75%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.75% through December 31, 2012. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.81	$7.99	$21.27	$14.34	$11.20

Income (loss) from operations:
Net investment loss	(0.10)	(0.05)	(0.06)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	2.90	4.93	(11.02)	8.03	3.77
Total income (loss) from operations	2.80	4.88	(11.08)	7.96	3.68

Less distributions from:
Net investment income	—	(0.06)	—	—	—
Net realized gains	—	—	(2.20)	(1.03)	(0.54)
Total distributions	—	(0.06)	(2.20)	(1.03)	(0.54)

Net asset value, end of year	$15.61	$12.81	$7.99	$21.27	$14.34
Total return[2]	21.86%	61.69%	(57.74)%	58.91%	34.03%

Net assets, end of year (000s)	$2,109	$959	$521	$784	$124

Ratios to average net assets:
Gross expenses	2.84%	3.43%	3.22%	4.16%[3]	8.27%
Net expenses[4,5]	2.73	2.75	2.75	2.75 [3]	2.76 [6]
Net investment loss	(0.75)	(0.48)	(0.37)	(0.44)	(0.71)

Portfolio turnover rate	88%	138%	75%	70%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.16% and 2.75%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.75% through December 31, 2012. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The ratio of expenses to average net assets of Class C shares exceeds the expense limitation by 0.01% due to proxy fees.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$16.29	$10.13	$25.78	$17.04	$13.14

Income (loss) from operations:
Net investment income	0.10	0.12	0.19	0.19	0.15
Net realized and unrealized gain (loss)	3.72	6.23	(13.50)	9.69	4.41
Total income (loss) from operations	3.82	6.35	(13.31)	9.88	4.56

Less distributions from:
Net investment income	—	(0.19)	(0.14)	(0.11)	(0.12)
Net realized gains	—	—	(2.20)	(1.03)	(0.54)
Total distributions	—	(0.19)	(2.34)	(1.14)	(0.66)

Net asset value, end of year	$20.11	$16.29	$10.13	$25.78	$17.04
Total return[2]	23.45%	64.06%	(56.48)%	61.24%	35.97%

Net assets, end of year (000s)	$3,081	$1,375	$318	$57,428	$28,224

Ratios to average net assets:
Gross expenses	1.83%	1.55%	1.18%	1.32%[3]	1.49%
Net expenses[4,5]	1.35	1.35	1.15	1.31 [3]	1.35
Net investment income	0.56	0.88	0.91	0.97	1.00

Portfolio turnover rate	88%	138%	75%	70%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.31%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 1.35% through December 31, 2012. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Esemplia Emerging Markets Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	19

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Energy	$5,341,793	$1,664,758	—	$7,006,551
Other common stocks	46,966,614	—	—	46,966,614
Equity-linked notes	—	1,294,872	—	1,294,872
Preferred stocks	381,841	—	—	381,841
Total long-term investments	$52,690,248	$2,959,630	—	$55,649,878
Short-term investments†	—	179,000	—	179,000
Total investments	$52,690,248	$3,138,630	—	$55,828,878

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity-linked notes. Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

20	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of October 31, 2010, there were $162,339 of deferred capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$277,756	$8,419	$(286,175)
(b)	(266,747)	266,747	—

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of certain investments.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	21

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”) is the Fund’s subadviser. LMPFA and Esemplia are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Esemplia 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, B, C and I shares did not exceed 2.00%, 2.75%, 2.75% and 1.35%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $23,446.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $15,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$5,000	$1,000

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

22	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$46,809,477
Sales	42,014,695

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,837,443
Gross unrealized depreciation	(1,391,881)
Net unrealized appreciation	$11,445,562

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$108,234	$45,442
Class B	21,359	16,677
Class C	15,443	5,179
Class I	—	7,289
Total	$145,036	$74,587

For the year ended October 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	$11,221
Class C	1,698
Class I	10,527
Total	$23,446

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Investment Income:
Class A	—	$527,036
Class B	—	7,320
Class C	—	4,083
Class I	—	6,286
Total	—	$544,725

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	23

7. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,062,729	$18,302,341	2,245,944	$22,647,708
Shares issued on reinvestment	—	—	57,065	525,571
Shares repurchased	(791,956)	(14,001,790)	(3,669,200)	(37,056,782)
Net increase (decrease)	270,773	$4,300,551	(1,366,191)	$(13,883,503)

Class B
Shares sold	79,956	$1,141,700	100,851	$1,165,905
Shares issued on reinvestment	—	—	969	7,278
Shares repurchased	(71,782)	(1,013,408)	(83,774)	(858,883)
Net increase	8,174	$128,292	18,046	$314,300

Class C
Shares sold	118,525	$1,639,069	26,600	$311,522
Shares issued on reinvestment	—	—	506	3,758
Shares repurchased	(58,245)	(844,901)	(17,495)	(143,833)
Net increase	60,280	$794,168	9,611	$171,447

Class I
Shares sold	112,217	$2,009,147	266,864	$3,620,445
Shares issued on reinvestment	—	—	674	6,286
Shares repurchased	(43,453)	(782,677)	(214,419)	(3,264,590)
Net increase	68,764	$1,226,470	53,119	$362,141

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31 were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	—	$544,725

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(7,873,644)
Other book/tax temporary differences(a)	(59,990)
Unrealized appreciation (depreciation)(b)	11,287,458
Total accumulated earnings (losses) — net	$3,353,824

*	During the taxable year ended October 31, 2010, the Fund utilized $5,615,703 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2017	$(7,873,644)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments .

24	Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason Esemplia Emerging Markets Equity Fund 2010 Annual Report	25

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Esemplia Emerging Markets Equity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Esemplia Emerging Markets Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 14, 2010

26	Legg Mason Esemplia Emerging Markets Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Esemplia Emerging Markets Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Esemplia Emerging Markets Equity Fund	27

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

28	Legg Mason Esemplia Emerging Markets Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Legg Mason Esemplia Emerging Markets Equity Fund	29

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

30	Legg Mason Esemplia Emerging Markets Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Esemplia

Emerging Markets Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason International Equities Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Esemplia Emerging Markets Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Esemplia Emerging Markets Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Esemplia Emerging Markets Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03333  12/10  SR10-1261

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,445 in 2009 and $342,771 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $285 in 2009 and $20,629 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,200 in 2009 and $23,079 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 21, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	December 21, 2010